Borrowings	12 Months Ended
Dec. 31, 2021
Borrowings.
Borrowings

21.        Borrowings

Silicon Valley Bank

On November 30, 2016, Affimed entered into a loan agreement with Silicon Valley Bank (the “SVB loan”) for an initial tranche of €5.0 million and a second tranche drawn in May 2017 of €2.5 million. As of December 31, 2020, the loan was fully repaid.

Pursuant to the loan agreement of 2016, the Group also granted the lender warrants to purchase common shares of Affimed at the respective exercise price for a period of ten years from the grant date. In April 2021, Silicon Valley Bank exercised its warrants and the Group issued 173,482 common shares to Silicon Valley Bank.

In January 2021, the Group entered into a new loan agreement with Silicon Valley Bank German Branch (SVB) which provides Affimed with up to €25 million in term loans in three tranches: €10 million available at closing, an additional €7.5 million upon the achievement of certain conditions, including milestones related to Affimed’s pipeline and market capitalization, and a third tranche of €7.5 million upon the achievement of certain additional conditions related to Affimed’s pipeline and liquidity. The first tranche of €10 million was drawn in February 2021 and the second tranche of €7.5 million in December 2021. Pursuant to the terms of the agreement, the loan bears interest at the greater of the European Central Bank Base Rate and 0%, plus 5.5%, and Affimed is entitled to make interest only payments through December 1, 2022, or June 1, 2023 if Affimed draws on the third tranche of the loan. The loan will mature at the end of November 2025. As of December 31, 2021, the fair value of the liability did not differ significantly from its carrying amount (€17.4 million).

The loan is secured by a pledge of 100% of the Group's ownership interest in Affimed GmbH, all intercompany claims owed to Affimed N.V. by its subsidiaries, and collateral agreements for all bank accounts, inventory, trade receivables and other receivables of Affimed N.V. and Affimed GmbH recognized in the consolidated financial statements with the following book values:

	Book value as of
	December 31, 2021
	Consolidated	thereof
	financial	assets
	statements	pledged
Intangible assets*	1,607	1,604
Leasehold improvements and equipment	3,814	2,762
Inventories	421	367
Trade and other receivables	4,809	3,399
Cash and cash equivalents	197,630	194,136
Total	208,281	202,268

* Assignment is subject to the occurrence of a defined trigger event.

UniCredit Leasing CZ

In April 2019, the Group entered into a loan agreement with UniCredit Leasing CZ for €562. After an initial instalment of €127 in the second quarter of 2019, repayment is effected in monthly instalments of €8. In May 2020, an interest-only-period for 6 months was agreed, extending repayment for 6 months until May 2024. As of December 31, 2021, an amount of €231 (December 31, 2020: €323) was outstanding, of which €94 (December 31, 2020: €92) was classified as current liabilities. As of December 31, 2021 and 2020, the fair value of the liability did not differ significantly from its carrying amount.

Reconciliation to cash flows from financing

Movements of liabilities reconcile to cash flows arising from financing activities as follows:

	2021	2020
Balance as of January 1	323	2,383
Changes from financing cash flows
Proceeds from borrowings	17,500	0
Repayment of borrowings	(92)	(2,128)
	17,408	(2,128)
Other Changes
Changes in capitalized borrowing costs, net	(91)	68

Balance as of December 31	17,640	323